Guaranty
(Guarantor Name)
This Guaranty ("Guaranty"), dated this 28th day of February, 2024, is made by [GUARANTOR NAME], a [___] (the "Guarantor"), having an office at 3811 Turtle Creek Blvd., Ste. 2100, Dallas, TX 75219, in favor and for the benefit of CORNERSOTNE BANK, a North Dakota state chartered bank (the “Lender”), having an office at 2280 45th St. S., Fargo, ND 58104.
1.Agreement
1.1.Guaranty. In consideration of the substantial direct and indirect benefits derived by the Guarantor from the loans and other extensions of credit made by the Lender to APLD GPU-01 LLC a Delaware limited liability company (the “Borrower”), having an office at 3811 Turtle Creek Blvd., Ste. 2100, Dallas, TX 75219, under the Loan Agreement dated of even date herewith by and between the Lender and the Borrower (the "Loan Agreement"), the parties hereby agree as follows:
a.The Guarantor absolutely, unconditionally, and irrevocably guarantees, as primary obligor and not merely as surety, the punctual payment, when due, whether at stated maturity, by acceleration, or otherwise, of all indebtedness, obligations, and liabilities of the Borrower to the Lender of every kind and description, direct or indirect, secured or unsecured, joint or several, absolute or contingent, due or to become due, whether for payment or performance, now existing or hereafter arising, regardless of how the same arose or by what instrument, agreement, or book account that may be evidenced, or whether evidenced by any instrument, agreement, or book account; including, without limitation, all loans (including any loan by renewal or extension), all Indebtedness, all undertakings to take or refrain from taking any action, all indebtedness, liabilities, or obligations owing from the Borrower to others that the Lender may have obtained by purchase, negotiation, discount, assignment, or otherwise and all interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership, or other similar proceeding, regardless of whether allowed or allowable in such proceeding), reimbursement obligations, taxes, fees, indemnities, costs, charges, expenses (including, without limitation, fees and expenses of counsel incurred by the Lender in enforcing any rights with respect to the Obligations or the Guarantor), and attorneys' fees, costs, and expenses, chargeable to the Borrower or incurred by the Lender in connection with any transaction between the Borrower and the Lender or incurred by the Lender in any way related to the enforcement or protection of the Lender's rights hereunder (collectively, the "Obligations").
b.Notwithstanding any provision herein contained to the contrary, the Guarantor's liability with respect to the Obligations shall be limited to an amount not to exceed, as of any date of determination, the amount that could be claimed by the Lender from the Guarantor without rendering such claim voidable or avoidable under Section 548 of the Bankruptcy Code or under any applicable state Uniform Fraudulent Transfer Act, Uniform Fraudulent Conveyance Act, or similar statute or common law.
c.Guaranty of Payment Absolute and Unconditional; Waivers. This Guaranty is a guaranty of payment and is absolute. The Guarantor agrees that the Lender need not attempt to collect any Obligations from the Borrower or to realize upon any collateral, as defined in the Loan Agreement ("Collateral") or any other collateral to enforce the obligations hereunder.

d.The Guarantor guarantees that the Obligations will be paid strictly in accordance with the terms of the Loan Agreement, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lender with respect thereto. The obligations of the Guarantor under this Guaranty are independent of the Obligations, and a separate action or actions may be brought and prosecuted against the Borrower or any other guarantors, or the Borrower or any other guarantor may be joined in any such action or actions. The liability of the Guarantor under this Guaranty constitutes a primary obligation and not a contract of surety, and to the extent permitted by law, shall be irrevocable, continuing, absolute, and unconditional.
1.2.Waiver of Defenses. The Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to any or all of the following:
a.Any lack of validity or enforceability of the Obligations or any agreement or instrument relating thereto.
b.Any change in the time, manner, or place of payment of, or in any other term of any of the Obligations, or any other amendment or waiver of, or any consent to depart from, the agreements entered into by the parties, including, without limitation, any increase in the Obligations resulting from the extension of additional credit to the Borrower or otherwise.
c.Any taking, exchange, release, subordination, or non-perfection of any Collateral, or any taking, release, or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Obligations.
d.Promptness, diligence, notice of acceptance, and any other notice with respect to any of the Obligations and this Guaranty, and any requirement that the Lender exhausts any right or take any action against the Borrower or any other person or entity or any Collateral. The Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated herein and that the waiver set forth in this Section 1.2 is knowingly made in contemplation of such benefits.
e.The Guarantor hereby unconditionally and irrevocably waives any right to revoke this Guaranty and acknowledges that this Guaranty is continuing in nature and applies to all presently existing and future Obligations.
f.Any other circumstance (including, without limitation, any statute of limitations) or manner of administering the Obligations or any existence of or reliance on any representation by the Lender that might vary the risk of the Guarantor or otherwise operate as a defense available to, or a legal or equitable discharge of, the Borrower or any other guarantor or surety.
1.3.Reinstatement. This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Obligations is rescinded or must otherwise be returned by the Lender or any other entity upon the insolvency, bankruptcy, or reorganization of the Borrower or otherwise (and whether as a result of any demand, settlement, litigation, or otherwise), all as though such payment had not been made.
1.4.Subrogation. The Guarantor will not exercise any rights that it may now or hereafter acquire against the Borrower or other guarantors (if any) that arise from the existence, payment, performance, or enforcement of such Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, or indemnification, whether or not such claim, remedy, or right arises in equity or under contract, statute, or common law, including, without limitation, the right to take or receive from the

Borrower or any other guarantor, directly or indirectly, in cash or other property, or by set-off or in any other manner, payment or security solely on account of such claim, remedy, or right, unless and until all of the Obligations and all other amounts payable under this Guaranty shall have been indefeasibly paid in full.
1.5.Subordination. The Guarantor hereby subordinates any and all obligations owed to the Guarantor by the Borrower (the "Subordinated Obligations") to the Obligations to the extent that the Obligations (including post-petition interest) are paid in full in any proceeding under the Bankruptcy Code or similar debtor relief laws or upon any default or event of default to the Lender before the Guarantor receives any payment on account of the Subordinated Obligations.
a.The Guarantor may receive regularly scheduled payments of principal and interest on the Subordinated Obligations from the Borrower, but shall not accept, demand, or take any action to collect any payment on the Subordinated Obligations during the continuance of a default or event of default without the prior written consent of the Lender.
b.Any sum paid to the Guarantor in violation of this Section 1.5 shall be held in trust for the benefit of the Lender, segregated from other funds of the Guarantor, and promptly paid or delivered to the Lender in the same form as so received to be credited against the Obligations.
1.6.Representations and Warranties. The Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Loan Agreement are true and correct. The Guarantor further represents and warrants that (a) there are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived and (b) the Guarantor has, independently and without reliance upon the Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty, and has established adequate procedures for continually obtaining information pertaining to, and is now and at all times will be completely familiar with, the business, condition (financial or otherwise), operations, performance, properties, and prospects of the Borrower.
1.7.Covenants. The Guarantor covenants and agrees that, until such time as the Obligations shall have been paid in full, the Guarantor will:
i.Guarantor Tax Returns: As soon as practicable but no later than 30 days after the filing with the United States Internal Revenue Service and applicate state taxing authorities, Guarantor shall provide to Lender its annual Federal Tax Returns. If an extension is filed, the Guarantor is required to provide the bank with a copy of the extension documentation.
ii.Guarantor Financial Statements: Annually, but in no event later than 90 days after fiscal year end, Guarantor shall provide to Lender its income statement and balance sheet for the fiscal year end certified as accurate by an officer of Guarantor.
2.Miscellaneous Terms
2.1.Expenses. The Guarantor shall pay to the Lender, on demand, the amount of any and all reasonable expenses, including, without limitation, attorneys' fees, legal expenses, and brokers' fees, which the Lender may incur in connection with exercise or enforcement of any the rights, remedies, or powers of the Lender hereunder or with respect to any or including all of the Obligations.

2.2.Waivers, Amendments, Remedies. No course of dealing by the Lender and no failure by the Lender to exercise, or delay by the Lender in exercising, any right, remedy, or power hereunder shall operate as a waiver thereof, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right, remedy, or power of the Lender. No amendment, modification, or waiver of any provision of this Guaranty and no consent to any departure by the Guarantor therefrom, shall, in any event, be effective unless contained in a writing signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. The rights, remedies, and powers of the Lender, not only hereunder, but also under any instruments and agreements evidencing or securing the Obligations and under applicable law, are cumulative and may be exercised by the Lender from time to time in such order as the Lender may elect.
2.3.Notices. All notices or other communications given or made hereunder shall be in writing and shall be personally delivered or deemed delivered two business days after being deposited in the mail to the party to receive the same at its address set forth below or to such other address as either party shall hereafter give to the other by notice duly made under this Section:
a.If to Guarantor:
APLD Hosting, LLC
Attn: David Rench
3811 Turtle Creek Blvd., Ste. 2100
Dallas, TX 75219

b.If to Lender:
CORNERSTONE BANK
Attn: Dale Hetland
2280 45th St. S., Fargo, ND 58104
Fargo, ND 58104

With a copy to:

John M. Krings, Jr.
Kaler Doeling PLLP
3429 Interstate Blvd S
Fargo, ND 58103

2.4.Term; Binding Effect. This Guaranty shall (a) remain in full force and effect until payment and satisfaction in full of all of the Obligations; (b) be binding upon the Guarantor and its successors and permitted assigns; and (c) inure to the benefit of the Lender and its successors and assigns. Upon the payment in full of the Obligations (a) this Guaranty shall terminate automatically and (b) the Lender will, upon the Guarantor's request and at the Guarantor's expense, execute and deliver to the Guarantor such documents as the Guarantor shall reasonably request to evidence such termination, all without any representation, warranty, or recourse whatsoever.
2.5.Satisfaction of Obligations. For all purposes of this Guaranty, the payment in full of the Obligations shall be conclusively deemed to have occurred when the Obligations shall have been indefeasibly paid.
2.6.Counterparties, Execution. This Guaranty may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Guaranty may be executed by facsimile signature and delivered by facsimile transmission.
2.7.Governing Law. This Guaranty and any claim, controversy, dispute, or cause of action (whether in contract or tort or otherwise) based upon, arising out of, or relating to this Guaranty and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of North Dakota.
2.8.Submission to Jurisdiction. The Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation, or proceeding of any kind whatsoever, whether in law or equity, or whether in contract or tort or otherwise, against the Lender, in any way relating to this Guaranty or the transactions contemplated hereby, in any forum other than the courts of the State of North Dakota sitting in Stutsman County and of the United States District Court of the Eastern District of North Dakota, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the exclusive jurisdiction of such courts and agrees that any such action, litigation, or proceeding may be brought in any such North Dakota State court or, to the fullest extent permitted by applicable law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation, or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing herein or in the Loan Agreement shall affect any right that the Lender may otherwise have to bring any action or proceeding relating to this Guaranty against the Guarantor or its properties in the courts of any jurisdiction.
2.9.Waiver of Venue. The Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court referred to in Section 2.8. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
2.10.Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY RELATING TO THIS GUARANTY OR THE LOAN AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER THEORY. EACH PARTY HERETO (A) CERTIFIES THAT NO AGENT, ATTORNEY, REPRESENTATIVE, OR ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF LITIGATION, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS GUARANTY BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the date first above written.
APLD HOSTING, LLC

By: /s/ David Rench
    David Rench
    Its: Manager